UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

INNOVIVA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Old Bayshore Highway, Suite 400
Burlingame, California 94010
(650) 238-9600
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On July 13, 2022, Innoviva, Inc., a Delaware corporation (“Innoviva”), Innoviva TRC Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Innoviva (the “Seller”), and Royalty Pharma Investments 2019 ICAV (“Purchaser”) entered into a definitive equity purchase agreement (the “Purchase Agreement”), pursuant to which the Purchaser will acquire from Seller 750 Class A Units and 750 Class C Units (the “Seller Equity”) of Theravance Respiratory Company, LLC (the “Company”), comprising all of Seller’s ownership interest in the Company, for an upfront cash payment of approximately $281.9 million and a potential $50 million contingent sales-based milestone payment, on the terms and conditions set forth in the Purchase Agreement. The Seller Equity represents a 15% economic interest in the Company, the primary asset of which is a royalty right with respect to TRELEGY(R) ELLIPTA(R). Pursuant to the terms of the Purchase Agreement, the Seller will retain all royalty rights with respect to ANORO(R) ELLIPTA(R) and RELVAR(R)/BREO(R) ELLIPTA(R), and the Company will transfer to Innoviva prior to the closing all of its ownership interest and investments in InCarda Therapeutics, Inc., ImaginAb, Inc., Gate Neurosciences, Inc. and Nanolive SA.

In connection with the transactions contemplated by the Purchase Agreement, Theravance Biopharma Inc. (“Theravance”) and the Purchaser have entered into a concurrent equity purchase agreement (the “Theravance Purchase Agreement”), pursuant to which the Purchaser will acquire from Theravance 2,125 Class B Units and 6,375 Class C Units of the Company, comprising all of Theravance’s ownership interest and representing an 85% economic interest in the Company.

The closing of the transactions under the Purchase Agreement is expected to occur in July 2022, and is subject to customary conditions, including the simultaneous closing of the transactions contemplated by the Theravance Purchase Agreement and certain other customary conditions.  Following the closing of the transactions under the Purchase Agreement and the Theravance Purchase Agreement, the Purchaser will own all of the issued and outstanding equity interests of the Company, including the Seller Equity.

Innoviva, the Seller and the Purchaser have made customary representations, warranties and covenants in the Purchase Agreement, including using commercially reasonable efforts to consummate and effectuate the transactions contemplated by the Purchase Agreement.  In addition, effective as of the closing, Innoviva, Theravance and Glaxo Group Limited, a United Kingdom corporation (“GSK”) granted customary releases relating to conduct occurring prior to the closing.

The Purchase Agreement was unanimously approved by the board of directors of Innoviva.

In connection with the Purchase Agreement, Innoviva, the Company and GSK entered into an agreement amending the Collaboration Agreement between Innoviva, the Company and GSK dated as of November 14, 2002, as amended (the “Collaboration Agreement”).  The amendments to the Collaboration Agreement address, among other things, sublicensing by GSK, royalty reporting requirements, and the timing and frequency of joint steering committee meetings between Innoviva and GSK regarding the commercialization of ANORO(R) ELLIPTA(R) and RELVAR(R)/BREO(R) ELLIPTA(R).

The foregoing descriptions of the Purchase Agreement and the Collaboration Agreement do not purport to be complete and are each qualified in their entirety by reference to the Purchase Agreement and the Collaboration Agreement, respectively, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively. The Purchase Agreement and the Collaboration Agreement have been incorporated herein by reference to provide information regarding the terms of the Purchase Agreement and the Collaboration Agreement and are not intended to modify or supplement any factual disclosures about Innoviva or the Purchaser in any public reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Innoviva or the Purchaser. In particular, the assertions embodied in the representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, the representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between Innoviva and the Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement may not constitute the actual state of facts about Innoviva or the Purchaser. The representations and warranties set forth in the Purchase Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. The Purchase Agreement and the Collaboration Agreement are included with this filing only to provide investors with information regarding the terms such agreements, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 8.01.	Other Events.

On July 13, 2022, Innoviva issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Equity Purchase Agreement, dated July 13, 2022, by and among Innoviva, Inc., Innoviva TRC Holdings LLC and Royalty Pharma Investments 2019 ICAV. †

10.2	Third Amendment to Collaboration Agreement, dated July 13, 2022, by and among Innoviva, Inc., Glaxo Group Limited, and Theravance Respiratory Company, LLC.

99.1	Press Release dated July 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†
Schedules and exhibits omitted pursuant to item 601(b)(2) of Regulation S-K. Innoviva agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2022	INNOVIVA, INC.

	By:	/s/ Pavel Raifeld
Pavel Raifeld Chief Executive Officer